UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2013 (May 9, 2013)

Connecticut Water Service, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Connecticut

(State or Other Jurisdiction of Incorporation)

0-8084    06-0739839

(Commission File Number)    (IRS Employer Identification No.)

93 West Main Street, Clinton, Connecticut     06413-0562

(Address of Principal Executive Offices)    (Zip Code)

860-669-8630

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
Connecticut Water Service, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 9, 2013 (the “Annual Meeting”). The following three directors were re-elected to the Company’s Board of Directors (the “Board”): Heather Hunt, Arthur C. Reeds and Eric W. Thornburg, President and CEO of the Company. Also elected to the Board was Judith E. Wallingford, President of the Company’s Maine Water Company subsidiary, who was first elected by to the Board in 2012 by the Company’s other directors.

At the Annual Meeting, the Company’s shareholders voted on the following proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission and mailed to shareholders on March 28, 2013 (the “2013 Proxy Statement”).

(1) A proposal to elect four directors to the Board, with Messrs. Reeds and Thornburg and Ms. Hunt to serve terms lasting until the 2016 annual meeting of shareholders and Ms. Wallingford to serve a term lasting until the 2015 annual meeting of shareholders. Each director was elected and received the following votes:

Director	For	Withheld	Broker Non-Votes
Heather Hunt	19,398,362	910,173	8,342,752
Arthur C. Reeds	19,709,018	599,517	8,342,752
Eric W. Thornburg	19,710,878	597,657	8,342,752
Judith E. Wallingford	19,214,186	1,094,349	8,342,752

(2) A proposal to approve a non-binding advisory resolution regarding the compensation of the Company’s named executive officers as disclosed in the 2013 Proxy Statement. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
15,149,413	4,411,978	747,144	8,342,752

(3) A proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws to reduce the supermajority voting thresholds from 80% to 66 2/3%. The proposal was not approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
18,999,113	972,054	337,368	8,342,752

As disclosed in the 2013 Proxy Statement, the affirmative vote of at least 80% of the combined voting power of all the then-outstanding shares of all classes and series of the Company’s capital stock entitled to vote generally in the electing of directors was required to approve this proposal and for Proposals 4 and 5.

(4) A proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws to decrease the minimum number of directors that may comprise the Board of Directors from nine (9) to seven (7). The proposal was not approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
19,285,895	802,587	220,053	8,342,752

(5) A proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws to increase the maximum retirement age for directors from seventy (70) to seventy-two (72). The proposal was not approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
18,909,537	1,146,065	252,933	8,342,752

(6) A proposal to ratify the appointment of ParenteBeard LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The proposal was approved and received the following votes:

For	Against	Abstain
27,816,963	574,155	260,169

Item 8.01    Other Events

2013 Annual Meeting of Shareholders

On May 9, 2013, the Company held its 2013 Annual Meeting of Shareholders at the Madison Beach Hotel in Madison, Connecticut. At the Annual Meeting, the Company’s shareholders elected a slate of four directors, ratified the Audit Committee’s appointment of ParenteBeard LLP as independent auditors for 2013 and voted on three corporate governance proposals.

The President/CEO and the Vice President/CFO’s presentation at the Annual Meeting of Shareholders will be available for viewing for 30 days at the Company’s web site: www.ctwater.com on the “Events & Presentations” page of the Investor section. The presentation is also filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

Declaration of Dividends

At its Organizational Meeting, the Board declared a quarterly cash dividend of $0.2425 per common share payable on June 17, 2013 for shareholders of record as of June 3, 2013. In addition, the Board also declared a quarterly cash dividend of $0.20 per share on Preferred A shares payable on July 17, 2013 for shareholders of record as of July 3, 2013, and a quarterly cash dividend of $0.225 on Preferred 90 (OTCBB: CTWSP) shares payable on August 5, 2013 for shareholders of record as of July 22, 2013.

Award of Restricted Shares to Non-Employee Directors

The Board approved the award of restricted shares of the Company’s Common Stock to each of the Company’s non-employee directors under the Company’s 2004 Performance Stock Program (the “Program”). These awards are consistent with a similar set of awards made in May of each year 2007-2012 pursuant to the Board’s director compensation policies established by the Board in 2007.

In 2013, the number of shares of Common Stock comprising each restricted share award shall, in each case, be equal to $17,500 divided by the fair market value (as calculated under the Program) of a share of Common Stock on May 8, 2013, the day prior to date of grant, and rounded up to the nearest whole share. The awards are not subject to the attainment of performance conditions and will vest in full as of May 9, 2014, the first anniversary of the date of grant. Each award will be evidenced by a written award agreement between the Company and the non-employee director. A copy of the form of restricted share award agreement for non-employee directors was previously filed as Exhibit 10.1 to the Company’s Form 8-K dated May 10, 2007 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits:

The following are filed herewith as exhibits

(c)	Exhibits

10.1	Form of Restricted Share Award Agreement for non-employee Directors under the Company’s 2004 Performance Stock Program (Exhibit 10.1 to Form 8-K filed on May 10, 2007).

99.1	President/CEO and the Vice President/CFO’s presentation at the Annual Meeting of Shareholders, May 9, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONNECTICUT WATER SERVICE, INC.,
a Connecticut corporation

Date: May 10, 2013                    By:     /s/ David C. Benoit
Name: David C. Benoit
Title: Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.        Description

99.1	President/CEO and the Vice President/CFO’s presentation at the Annual Meeting of Shareholders, May 9, 2013.